CARBONITE (NASDAQ: CARB) 2016 THIRD QUARTER FINANCIAL RESULTS November 3, 2016

JERRY SISITSKY VP, Investor Relations Phone: 781-928-0713 Email: investor.relations@carbonite.com (NASDAQ: CARB)

3 SAFE HARBOR STATEMENT These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's views as of the date they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, the expected future results of the acquisition of EVault, including revenues and growth rates; the Company’s ability to successfully integrate EVault’s business; and the Company’s expectations regarding its future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company's ability to profitably attract new customers and retain existing customers, including the customers of EVault, the Company's dependence on the market for cloud backup services, the Company's ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission, which is available on www.sec.gov. Except as required by law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, non-GAAP Operating Expense and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release which can be found on Carbonite’s website, investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov.

4 FINANCIAL RESULTS CONFERENCE CALL DETAILS What: Carbonite Third Quarter 2016 Financial Results Conference Call When: Thursday, November 3, 2016 Time: 5:30 p.m. ET Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) Conference ID: 93537371 Live and Recorded Webcast: http://investor.carbonite.com

5 DEFINITION OF NON-GAAP MEASURES Reconciliation to the most directly comparable GAAP financial measures can be found in our financial results press release, which is available on the Carbonite website (www.carbonite.com) under the Investor Relations section. Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions, net of foreign exchange during the same period. Non-GAAP revenue: Excludes the impact of purchase accounting adjustments for the acquisition of EVault. Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. Non-GAAP net income and non-GAAP net income per share: Non-GAAP net income and non-GAAP net income per share excludes the impact of purchase accounting adjustments, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, hostile takeover-related expense, CEO transition expense, and the income tax effect of non-GAAP adjustments. Non-GAAP operating expense: Excludes amortization expense on intangible assets, stock-based compensation expense, litigation related expense, restructuring- related expense, acquisition-related expense, hostile takeover-related expense, and CEO transition expense. Adjusted Free cash flow: Adjusted free cash flow is calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to corporate headquarter relocation, acquisition-related payments, hostile takeover-related payments, CEO transition payments, restructuring-related payments, litigation-related payments and the cash portion of the lease exit charge from net cash provided by operating activities.

MOHAMAD ALI President & CEO (NASDAQ: CARB)

7 SUMMARY FINANCIAL RESULTS Q3 Business Outlook* (a/o 8/2/16) Q3 2016 Results GAAP Revenue $44.5M - $49.5M $ 51.9M Non-GAAP Revenue $45.0M - $50.0M $ 52.5M GAAP Net Income Per Share Not guided $0.00 Non-GAAP Net Income Per Share $0.06 - $0.10 $0.14 Total Bookings Not guided $49.2M SMB Bookings Not guided $28.8M (58.5%) Adjusted Free Cash Flow Not guided $4.5M • Bookings up 44% year-over-year • Non-GAAP Revenue up approximately 52% year-over-year • Raised FY 2016 guidance With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Source: SEC Filings; Regulation G: For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

8 CAPITALIZE ON GROWING MARKET OPPORTUNITY • Data Protection market is $6B (2014) growing to more than $8B (2019) – IDC • Cloud Backup portion growing faster, at approximately 13% - Markets & Research • Approximately 30% of businesses employing between 50 and 1,000 employees expect to add cloud data protection / backup solutions in the next 12 months - IDC “…The market is growing and near-term purchase intent is there for businesses” Source: IDC, Markets and Research

9 2016 ACCOMPLISHMENTS • Continued strong and consistent financial performance • Revenue growth and margin expansion • Results ahead of expectations, raising guidance for FY 2016 • SMB business performing well • EVault integration ahead of expectations (integrating go-to-market, internal systems, and consolidating data centers) • Partner channel energized • Launched E2 – from Carbonite, powered with EVault technology • Appropriately managing consumer business

10 E2 – from Carbonite, powered with EVault technology • Partner webinars - hundreds trained / educated o Highest engagement ever from partners • LAUNCHED November 1st! Key features: • Incredibly easy-to-use – perfect for SMBs o Preconfigured, setup in minutes o Easy-to-use remote monitoring and restoration • Enterprise class – based on EVault technology • Differentiated pricing, lower total cost of ownership E2 LAUNCH Please visit www.Carbonite.com > For Office > Products > Cloud + On-Site Backup

ANTHONY FOLGER CFO & Treasurer (NASDAQ: CARB)

BOOKINGS ($Millions) 12 Q316 Growth Y/Y Total Bookings $49.2M 44% SMB $28.8M 131% Consumer $20.4M (6%) Focus is on growing SMB subscription bookings at or better than market growth rates $21.7 $21.6 $22.9 $21.4 $20.4 $5.1 $7.8 $5.4 $12.5 $15.8 $24.3 $24.5 $23.4 Q315 Q415 Q116 Q216 Q316 Consumer SMB non-Subscription SMB Subscription $49.2 $53.7$52.3 $37.4 $34.2

GAAP AND NON-GAAP REVENUE 13 $34.6 $35.1 $48.7 $54.2 $52.5 $0.0 $20.0 $40.0 $60.0 Q315 Q415 Q116 Q216 Q316 Q316 Growth Y/Y GAAP Revenue $51.9M 50% Non-GAAP revenue $52.5M 52% Non-GAAP revenue Source: SEC Filings; Regulation G: For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

GAAP AND NON-GAAP GROSS MARGINS 14 73.2% 75.3% 71.9% 72.5% 72.2% 50.0% 60.0% 70.0% 80.0% Q315 Q415 Q116 Q216 Q316 Q316 Growth Y/Y GAAP Gross Margin 70.2% (150 bps) Non-GAAP Gross Margin 72.2% (100 bps) Non-GAAP Gross Margin Source: SEC Filings; Regulation G: For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com Q3 2016: • Consumer margin mid-60% range • SMB margin profile: ~80%

OPERATIONAL EFFICIENCIES INCREASING 15 26% 22% 19% 19% 19% 16% 9% 8% 10% 11% 12% 14% 62% 50% 43% 40% 38% 33% 41% 29% 24% 15% 11% 8% 0% 10% 20% 30% 40% 50% 0% 20% 40% 60% 80% 100% 2011 2012 2013 2014 2015 YTD 2016 R&D G&A S&M Advertising Non-GAAP Operating Expenses as a Percent of Non-GAAP Revenue Continue to Decline Source: SEC Filings; Regulation G: For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

CASH AND ADJUSTED FREE CASH FLOW 16 $1.4 $7.1 ($0.5) $7.3 $4.5 ($2.0) $0.5 $3.0 $5.5 $8.0 Q315 Q415 Q116 Q216 Q316 Adjusted Free Cash Flow Source: SEC Filings; Regulation G: For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com Q3 2016: • CapEx ~$900 thousand • YTD CapEx $3.7 million • Ending balance of cash and equivalents $49.1 million

17 BUSINESS OUTLOOK* Q416 (a/o 11/3/2016) GAAP Revenue $46.6M – $51.6M Non-GAAP Revenue $47.1M - $52.1M Non-GAAP Net Income Per Share $0.07 – $0.11 FY 2016 a/o 8/2/2016 a/o 11/3/2016 SMB Bookings $110.0M - $120.0M $115.0M - $120.0M Consumer Bookings Y/Y Growth (10%) – 0% (10%) – 0% GAAP Revenue $192.7M - $202.7M $200.1M - $205.1M Non-GAAP Revenue $195.0M - $205.0M $202.5M - $207.5M Non-GAAP Net Income Per Share $0.48 - $0.52 $0.56 - $0.60 Non-GAAP Gross Margin 70.0% - 72.0% 71.5% - 72.5% Adjusted Free Cash Flow $11.0M - $15.0M $14.0M - $16.0M With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

THANK YOU